UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 1, 2014

INFINITY REAL ESTATE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-54548	45-3743339
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

951 Mariner’s Island Blvd. Suite 300, San Mateo, CA		94404
Address of Principal Executive Offices		Zip Code

Registrant’s Telephone Number, Including Area Code: (403) 258-0096

1840 Gateway Drive, Suite 200, Foster City, California
Former Address of Principal Executive Offices

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

 On April 1, 2014, Infinity Real Estate Holdings Corporation, entered into a five year Executive Employment Agreement with its Chief Executive Officer David Lavoie. Pursuant to the agreement, Mr. Lavoie shall be responsible for performing the duties and responsibilities of Chief Executive Officer.  The Executive agrees that the Executive’s position title, assignments, duties, responsibilities, and reporting arrangements may be changed from time to time, with reasonable notice, by the Company, at its sole discretion. Subject to the terms and conditions of the Agreement, the Company shall pay the Executive an annual gross base salary of $240,000.00 USD. The Executive’s salary shall be reviewed annually by the Board of Directors of the Company.  The Salary will be paid in accordance with the Company’s payroll policies and procedures and is subject to all appropriate traditional and normal statutory and benefit deductions. The Executive shall be entitled to participate in an Incentive Compensation Plan in accordance with the terms and conditions of the Company’s Incentive Compensation Plan, as amended from time to time and as outlined in the Company’s Employment Policies and Procedures.

On April 1, 2014, Infinity Real Estate Holdings Corporation, entered into a five year Executive Employment Agreement with its President Frederick E. Apple, Jr. Pursuant to the agreement, Mr. Apple shall be responsible for performing the duties and responsibilities of President.  The Executive agrees that the Executive’s position title, assignments, duties, responsibilities, and reporting arrangements may be changed from time to time, with reasonable notice, by the Company, at its sole discretion. Subject to the terms and conditions of the Agreement, the Company shall pay the Executive an annual gross base salary of $180,000.00 USD. The Executive’s salary shall be reviewed annually by the Board of Directors of the Company. The Salary will be paid in accordance with the Company’s payroll policies and procedures and is subject to all appropriate traditional and normal statutory and benefit deductions. The Executive shall be entitled to participate in an Incentive Compensation Plan in accordance with the terms and conditions of the Company’s Incentive Compensation Plan, as amended from time to time and as outlined in the Company’s Employment Policies and Procedures.

On April 1, 2014, Infinity Real Estate Holdings Corporation, entered into a five year Executive Employment Agreement with its Chief Operations Officer Thomas Howell. Pursuant to the agreement, Mr. Howell shall be responsible for performing the duties and responsibilities of Chief Operations Officer.  The Executive agrees that the Executive’s position title, assignments, duties, responsibilities, and reporting arrangements may be changed from time to time, with reasonable notice, by the Company, at its sole discretion. Subject to the terms and conditions of the Agreement, the Company shall pay the Executive an annual gross base salary of $180,000.00 USD. The Executive’s salary shall be reviewed annually by the Board of Directors of the Company. The Salary will be paid in accordance with the Company’s payroll policies and procedures and is subject to all appropriate traditional and normal statutory and benefit deductions. The Executive shall be entitled to participate in an Incentive Compensation Plan in accordance with the terms and conditions of the Company’s Incentive Compensation Plan, as amended from time to time and as outlined in the Company’s Employment Policies and Procedures.

On April 1, 2014, Infinity Real Estate Holdings Corporation, entered into a five year Executive Employment Agreement with Trevor Erridge. Pursuant to the agreement, Mr. Erridge shall be responsible for performing the duties and responsibilities of Chief Financial Officer, Principal Accounting Officer and Treasurer.  The Executive agrees that the Executive’s position title, assignments, duties, responsibilities, and reporting arrangements may be changed from time to time, with reasonable notice, by the Company, at its sole discretion. Subject to the terms and conditions of the Agreement, the Company shall pay the Executive an annual gross base salary of  $240,000.00 USD and was granted 100,000 shares of common stock at a price of .0001per share, the shares are restricted from resale for twelve months. The Executive’s salary shall be reviewed annually by the Board of Directors of the Company. The Salary will be paid in accordance with the Company’s payroll policies and procedures and is subject to all appropriate traditional and normal statutory and benefit deductions. The Executive shall be entitled to participate in an Incentive Compensation Plan in accordance with the terms and conditions of the Company’s Incentive Compensation Plan, as amended from time to time and as outlined in the Company’s Employment Policies and Procedures.

Trevor Erridge
Chief Financial Officer, Principle Accounting Officer, and Treasurer

Trevor Erridge’s career in Finance, Operations and Sales Management and Analytics has spanned more than 25 years. As a senior executive, he has worked on three continents: Africa, Europe, and North America developing solutions for Cost and Management Accounting, Supply Chain Management, and International Business Initiatives. Upon completing his service in the South African Military as a decorated Battalion Commander, he retired with the rank of Major. He was also a recipient of the Chief of the Defence Force Award for Meritorious Service during clandestine operations in Angola.  He began his business career with various multinational firms in both commercial and defense manufacturing for Satellite and Radar Development, Chemicals, Steel, Explosives, Packaging and Transportation. Mr. Erridge’ holds a Bachelor of Science degree in Accounting (Majors in Financial Accounting and Cost Management Accounting) from Johannesburg University, in South Africa.

From 2011 to 2013 he served as CEO/CFO for Greentec Homes, a start-up company pioneering various products and processes for energy efficient construction.

From the period of 2006 to 2011, Mr. Erridge honed his entrepreneurial skills, acquiring Multistone USA, a company consisting of multiple manufacturing, sales and service sites, and a staff of 85 people. He substantially increased the company’s customer base, consolidated operations, and increased revenue within two years, prior to it being acquired by another firm.

From the period of 2001 to 2006, Mr. Erridge was appointed as VP of Business Operations for Level 3 Communications, a public telecommunications company, where he developed and upgraded sales forecasting, and revenue budgeting systems – which were later adopted as company standards. He was also instrumental in implementing Siebel CRM, and improving the sales and revenue forecasting processes which increased revenues from $780M to $4.7B, while also delivering expense savings of more than 17%.

From the period 1993 to 1997, Mr. Erridge held several senior positions including EVP Finance and Operations and COO for two international packaging companies: AC Packaging Systems and Riley & Geehr.

From the period of 1989 to 1993, Mr. Erridge served as Managing Director of HR Management Systems, a software and consulting firm. Based in the UK, he expanded the business and its operations throughout Europe and Australia.

ITEM 9.01.	EXHIBITS

(d)	Exhibits

Number	Description

10.1	Employment Agreement, dated as of April 1, 2014 by and among Infinity Real Estate Holdings Corporation and David Lavoie.

10.2	Employment Agreement, dated as of April 1, 2014 by and among Infinity Real Estate Holdings Corporation and Frederick E. Apple, Jr.

10.3	Employment Agreement, dated as of April 1, 2014 by and among Infinity Real Estate Holdings Corporation and Thomas Howell.

10.4	Employment Agreement, dated as of April 1, 2014 by and among Infinity Real Estate Holdings Corporation and Trevor Erridge

99.1	Press release dated April 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2014

Infinity Real Estate Holdings Corporation

/s/ David Lavoie
David Lavoie
CEO-Chairman